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iRobot Confidential JMP Securities Technology Conference March 1, 2016 Empowering People to Do More

iRobot Confidential Important Stockholder Information 2 iRobot Corporation (“iRobot” or the “Company”) plans to file with the SEC and mail to its stockholders a proxy statement in connection with the Company’s 2016 Annual Meeting. The proxy statement will contain important information about the Company, the 2016 Annual Meeting and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from the Company by directing a request to the Company at 8 Crosby Drive, Bedford, MA 01730, Attention: Investor Relations. Such materials are also available at www.irobot.com. Certain Information Concerning Participants The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the 2016 Annual Meeting. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock will be set forth in the definitive proxy statement for the Company’s 2016 Annual Meeting, which will be filed with the SEC. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers by reading the proxy statement and other relevant solicitation materials (when they become available). March 1, 2016

iRobot Confidential Forward Looking Statements • Certain statements made in this presentation that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. • These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. • Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot Corporation undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. • This presentation contains various non-GAAP financial measures as defined by SEC Regulation G, including Adjusted EBITDA, which we define as Earnings Before Interest, Taxes, Depreciation, Amortization, merger and acquisition expenses, restructuring expenses, net intellectual property litigation expenses and non-cash stock compensation expense. The most directly comparable GAAP financial measures and a reconciliation of the differences between the GAAP financial measures and the non-GAAP financial measures are posted on the investor relations page of our web site at www.irobot.com. • For additional disclosure regarding these and other risks faced by iRobot Corporation, see the disclosure contained in our public filings with the Securities and Exchange Commission. 3 March 1, 2016

iRobot Confidential The Consumer Robot Company 4 • Focused on the Consumer as our Customer • Leading today – Product & Technology – Our large and growing Market • Leading tomorrow – Investing in our Product & Technology future – Accelerating sustainable growth More than 25 years of global robotic-technology market leadership

iRobot Confidential Home Revenue Growth 5 $560M $507M $428M $279M $229M $357M $600M $500M $400M $300M $200M $100M $0M 2015 2014 2013 2012 2011 2010 Strong continued revenue growth; revenue doubled between 2011-2015 March 1, 2016

iRobot Confidential Defense and Security - Divestiture • Size and growth of Home Segment presents a much larger opportunity • February 4, 2016 – Announced the anticipated sale of the D&S business to Arlington Capital Partners. • What does this mean? 1) Allows iRobot to become laser focused on home market 2) Monetize our technologies through businesses that are closest to our core competencies and the most significant growth opportunities $279M (60%) $175M (38%) Other D&S Home iRobot Revenue Share Over Time 2011 $357M (82%) $71M (16%) $428M (88%) $50M (10%) $507M (91%) $46M (8%) 2012 2013 2014 2015 $560M (91%) $55M (9%) $466M $436M $487M $560M $633M Total Rev Defense and Security Products 6 March 1, 2016

iRobot Confidential Consumer Robotics Product Leadership 7 More Than 15 Million Home Robots Sold Since 2002 Currently Sold in More Than 60 Countries Flagship product Driving iRobot revenue growth NEW iRobot Roomba® 980 Vacuum Cleaning Robot March 1, 2016

iRobot Confidential 2015 Robotic Vacuum Segment Global Retail $ Segment Share 8 89.2% 8.2% 2.6% North America iRobot Neato Others 67.7% 7.7% 6.6% 4.8% 3.5% 9.7% EMEA iRobot Samsung LG Neato Miele Others 36.8% 20.0% 8.2% 4.4% 3.5% 3.1% 2.8% 21.2% APAC iRobot Ecovacs Panasonic Proscenic Philips Toshiba LG Others Source: 2015 NPD, GfK, and iRobot internal data; Robotic Vacuum Cleaners >$200 retail prices; includes China On-line March 1, 2016 Global RVC segment share constant at 62% 2014-2015 (incl. China on-line); China’s rapid growth represents exciting opportunity

iRobot Confidential Unlocking the Future Growth Potential Continued Product, Technology and Market Leadership North America Growth and Marketing Success Story China Growth Exporting Marketing Formula Overseas Diversify Revenue with Wet Floor Care 9 March 1, 2016

iRobot Confidential iRobot Roomba® 980 10 The Power to Change the Way You Clean March 1, 2016

iRobot Confidential Technology Shift to Software Dominated Company 11 New features and functionality enabled through increased software content - key to differentiation and long-term success. 500,000 Lines of Code 50,000 Lines of Code Connectivity and VSLAM are the first step in iRobot becoming a critical player in the connected home March 1, 2016

iRobot Confidential Software Enabled 12 0 10 20 30 40 50 60 2013 2014 2015 2016 Software Developers in Home Increased investment in software to drive differentiation & value creation March 1, 2016

iRobot Confidential Technology Development Increasingly Reliant on Software 13 Focused technology development: enhance current products/enable future products Cloud Robotics Stationary + Mobile + Mapping & Navigation + Manipulation Manufacturing Automation Floor Care Teleoperation Presence Continuous Home Maintenance Home Monitoring & Control Higher Value Physical Task Automation V alu e Reliance on Software March 1, 2016

iRobot Confidential Continue to Widen Competitive Moat 14 Rank Company Headquarters 1 Apple Inc. US 2 Canon Inc. Japan 3 Sony Corp. Japan 4 LG Electronics Inc. South Korea 5 Xerox US 6 iRobot Corp. US 7 Koninklijke Philips NV Netherlands 8 TLC Corp. China 9 Hitachi Ltd. Japan 10 Lightning Science Group Corp US 11 Fujifilm Holdings Corp. Japan 12 Panasonic Corp. Japan 13 Sharp Corp. Japan 14 Eastman Kodak Corp. US 15 Samsung SDI Co. South Korea 16 Hon Hai Precision Industry Co. Taiwan 17 TE Connectivity Ltd. US 18 Dolby Laboratories Inc. US 19 Nichia Corp. Japan 20 Wistron Corp. Taiwan IEEE Top 20 Patent Powerhouses Electronics - 2015 Sword Encourage or force competitors to design products that avoid iRobot’s technology and brand identity Shield Ensure freedom to operate Openness Embrace open source and interoperability where appropriate Enforcement Stress test patent assets while pursuing business goals IP Strategy March 1, 2016

iRobot | US Roomba Growth Potential

US Roomba Growth Potential

The addressable consumer market in the U.S. is estimated at 4X the current installed base


Total RVC's
Addressable
market
Roomba
~6%
~25-30%
100%
~120MM HH's
Early Adopters/Majority
Mainstream
Late Majority/Adopters

U.S. Household Adoption
iRobot enjoys a +80% share of the RVC segment – a category with significant upside adoption potential

Note: Adoption based on robots purchased
Source: iRobot, iRobot Demand Landscape Survey, TCG Analysis

March 1, 2016

15

iRobot Confidential 2015 U.S. Marketing Success Story 16 Q2 marketing results applied to Q4 2015 programs to accelerate adoption: • Sharper focus on high potential consumer target audiences • Optimized positioning around “helping hand” in all communication • Strong TV advertising copy using flagship Roomba 980 • Record Q4 2015 Revenue and Sell-through in U.S. 2016 - Exporting Successful Programs Into Overseas Markets March 1, 2016 0 200,000 400,000 600,000 Q4 2014 Q4 2015 Sell-through Units 78%

iRobot Confidential China Growth 17 Potential to be largest international market +5 years forecast Source: Parthenon analysis; Corp Dev / HBU analysis Japan ($300-450M) USA ($700-900M) China ($1,100-1,700M) • Focused on premium and premium- mass market • China sales grew more than 70% in 2015 and are expected to continue to grow materially in 2016 • Aligning go to market strategy with maturing ecommerce market • Strengthening brand - key enabler for growth • Wet floor care products provide significant opportunity - aligned with existing consumer behavior March 1, 2016

iRobot Confidential Revenue Diversification - Wet Floor Care 18 2016 and 3-year plan include investments to develop wet floor care to generate a secondary revenue stream • Wet Floor Cleaning is a significant market and consumer need • Incremental need to Roomba customer base • Mopping aligned with Asian consumer behavior • Trend towards more hard floors vs carpets • Need to further communicate portfolio differences • Wet floor cleaning market defined as devices and consumables March 1, 2016

iRobot Confidential Long Term Financial Model 2013 – 2015: Delivering Profitable Growth 2016 Expectations 3-Year Financial Plan 19 March 1, 2016

iRobot Confidential Delivering Profitable Growth 20 FY13 FY14 FY15 Revenue $487M $557M $617M Gross Margin 45% 46% 47% Opex % of Rev 39% 37% 37% Adjusted EBITDA $ $62M $80M $92M Adjusted EBITDA Margin 13% 14% 15% EPS $0.94 $1.25 $1.47 13% CAGR Quality, Scale & Process Opex Discipline Continuous Profit Improvement Delivered improved profitability through 2015; Strategic investments planned for 2016 NOTE: Results include Defense and Security business. March 1, 2016

iRobot Confidential Key Investments to Achieve 2016 and 3-year Plan • Strengthen our marketing capabilities globally and accelerate worldwide consumer adoption of Roomba to maintain our market-leading position in robotic vacuum cleaners • Better position ourselves in China to capture an even larger share of the rapidly growing market for robotic floor care • Develop our wet floor care business to generate a material, secondary revenue stream • Scale the infrastructure to support future connected products • Explore, develop and grow adjacent non-floor care Home Robot products that can generate meaningful diversified revenue streams • Make continued operational improvements that can reduce product and operating costs 21 Based on expectations provided February 11, 2016 March 1, 2016

iRobot Confidential 2016 Expectations 22 Accelerated YoY revenue growth in Home; focus on strategic investments in 2016 to fuel continued growth in 2017-2018 $M (except EPS) FY'16* Q1'16* Revenue 630 - 642 125 - 135 YoY Growth (including D&S) 2 - 4% 6 - 14% EPS $1.20 - $1.40 ($0.03) - $0.04 EBITDA 80 - 90 8 - 11 *Expectations provided February 11, 2016 YoY Home Only Growth 12 - 13% 11 - 15% Note: Expectations include the impact of a one quarter D&S stub period and one-time D&S divesture costs estimated at $0.10-$0.12 loss combined. March 1, 2016

iRobot Confidential Summary of 3-Year Financial Targets 23 FY16 FY17 FY18 Home Revenue Growth (Excludes D&S) 12-13% Accelerating Growth Rate: Mid Teens Accelerating Growth Rate: High Teens Opex % of Rev 38-39% Leverage vs. PY Leverage vs. PY Adjusted EBITDA Margin 13-14% 14-15% 14-15% Driving accelerated revenue growth; improving profitability Expectations provided February 11, 2016 March 1, 2016

iRobot Confidential Returning Cash to Shareholders 2013 – Rebuild cash position post ER acquisition/announced first share repurchase program $25M 2014 – Expanded Share Repurchase Program to $50M 2015 – Renewed $50M Share Repurchase Program • Repurchased $37M during fiscal year 2016 – Increased Share Repurchase Program to more than $100M • Began purchasing shares under new anti-dilution repurchase plan January 4, 2016. • Announced addition of Accelerated Stock Repurchase (ASR) Program partially funded from expected proceeds of D&S divestiture 24 Based on expectations provided February 11, 2016 Ongoing review to address company’s changing needs March 1, 2016

iRobot Confidential Summary - Investment Thesis 25 iRobot uniquely positioned to be a critical player in the connected home • Accelerating revenue growth over next 3 years • Strategic investments essential to future growth • Addressable markets are large and growing • iRobot’s foundational technologies enable sustainable competitive advantage • Strong balance sheet allows for acquisitions and stock repurchase March 1, 2016